SILVER STREAM DERIVATIVE LIABILITY	12 Months Ended
Dec. 31, 2025
SILVER STREAM DERIVATIVE LIABILITY
SILVER STREAM DERIVATIVE LIABILITY

9. SILVER STREAM DERIVATIVE LIABILITY

a) Silver Purchase Agreement Overview and Consideration Received

On June 10, 2020, the Company entered into a silver purchase agreement (the “Silver Purchase Agreement”) with First Majestic Silver Corp. (“First Majestic”), which closed on July 2, 2020. Under the terms of the Silver Purchase Agreement, First Majestic agreed to pay First Mining total consideration of US$22.5 million (approx. $30.6 million as at the closing date), in three tranches, for the right to purchase 50% of the payable silver produced from the Springpole Gold Project over the life of the project (the “Silver Stream”) and received 30 million common share purchase warrants of First Mining (subsequently adjusted to 32 million common share purchase warrants in accordance with the terms of the Silver Purchase Agreement).

Each share purchase warrant entitles First Majestic to purchase one common share of First Mining at an exercise price of $0.40 for a period of five years (subsequently re-priced to $0.374 in accordance with the terms of the Silver Purchase Agreement). The fair value of warrants is determined using Black-Scholes option pricing model.

First Mining has the right to repurchase 50% of the Silver Stream for US$22.5 million (approximately C$30.8 million as at December 31, 2025) at any time prior to the commencement of production at Springpole Gold Project (the “Buy-Back Right”). A Monte Carlo simulation was performed to evaluate the buy-back option under the Silver Stream agreement.

Per the Silver Purchase Agreement, First Majestic paid US$10 million ($13.7 million) to First Mining on the July 2, 2020, closing date, with US$2.5 million ($3.3 million) paid in cash and the remaining US$7.5 million ($10.4 million) paid in 805,698 common shares of First Majestic (“Tranche 1”).

Upon announcement of the Pre-Feasibility Study (“PFS”) on March 4, 2021, First Mining received US$7.5 million ($9.8 million) from First Majestic, with US$3.75 million ($4.8 million) paid in cash and the remaining US$3.75 million ($5.0 million) paid in 287,300 common shares of First Majestic (“Tranche 2”). The final tranche (“Tranche 3”) of US$5.0 million ($6.5 million) was to be payable by First Majestic upon First Mining receiving approval of a federal or provincial environmental assessment for the Springpole Gold Project, which was to be paid half in cash and half in shares of First Majestic. Please refer to the details of the amending agreement below.

The Silver Stream has an initial term of 40 years from July 2, 2020. The term is automatically extended by successive 10-year periods as long as the life of mine continues for the Springpole Gold Project. If, upon expiration of the term of the Silver Purchase Agreement, the Company has not sold to First Majestic an amount of silver sufficient to reduce the Advance Payment to nil, then a refund of the uncredited balance, without interest will be due and owing by the Company to First Majestic. The silver delivered to First Majestic may be sourced from the Springpole Gold Project, or the Company may substitute any required refined silver with refined silver from a source other than the Springpole Gold Project, with the exception of silver purchased on a commodity exchange.

On March 28, 2025, the Company received the final payment of US$5 million ($7.2 million) from First Majestic in connection with the Silver Stream. The parties entered into an amending agreement to the Silver Purchase Agreement on March 13, 2025 (“Amending Agreement”) to amend the terms of the final payment due from First Majestic under the Silver Purchase Agreement (the “Tranche 3 Payment”). Under the Amending Agreement, the Tranche 3 payment would be made earlier than originally scheduled and would consist of US$5 million in cash, with no requirement for the completion of the environmental assessment.

As consideration for amending the terms of the Tranche 3 payment, the Company has amended the terms of the common share purchase warrants (the “Warrants”) that were issued to First Majestic on July 2, 2020 under the terms of the Silver Purchase Agreement. The 32,050,228 Warrants that were issued to First Majestic had an exercise price of $0.374 per Warrant and were set to expire on July 2, 2025. The Company revised the exercise price of the Warrants to $0.20 and extended the expiry date of the Warrants to March 31, 2028. As a result, the fair value of the Warrants, amounting to $1.3 million, was recognized in the statements of changes in equity, with the fair value determined using Black-Scholes option pricing model. All other terms of the Warrants remained unchanged. On December 16, 2025, the Company received total proceeds of approximately $6.4 million from First Majestic’s exercise of 32,050,228 Warrants.

b) Silver Stream Derivative Liability Fair Value

The Company has determined that the Silver Stream is a standalone derivative measured at FVTPL. The estimated fair value of the Silver Stream derivative liability is determined using a discounted cash flow model which incorporates a Monte Carlo simulation, with the following key input assumptions: 1) Observable assumptions including implied volatility of COMEX silver, COMEX silver future curve, silver spot price, USD risk-free rate, USD/CAD foreign exchange rates, and share price of the Company, and 2) Unobservable assumptions including the timing of commencement of production (2030 based on the updated prefeasibility study), estimated annual silver production volumes (averaging 1.47 million payable ounces a year over the life of mine based on the updated prefeasibility study), the Company’s credit spread, and payable silver quantities.

The fair value of the Silver Stream derivative liability is classified within Level 3 of the fair value hierarchy because certain significant inputs are unobservable. The fair value is determined by a third party valuation expert using an independent Monte Carlo model reviewed quarterly by management. Unobservable inputs are updated based on recent comparable market data.

The estimated fair value is sensitive to changes in key assumptions, particularly silver spot prices, silver forward prices, foreign exchange rates, volatility assumptions, the Company’s credit spread and payable silver quantities, and a change in any of these assumptions could result in a material change in the estimated fair value. Based on the valuation as at December 31, 2025, a 10% increase (decrease) in silver prices would result in an increase (decrease) in the fair value of the Silver Stream derivative liability of approximately $10.4 million. A 5% increase (decrease) in volatility would result in an increase (decrease) of approximately $0.7 million. A 10% increase (decrease) in estimated production volumes would result in an increase (decrease) of approximately $10.1 million. A 50 basis point increase (decrease) in the Company’s credit spread would result in a decrease (increase) of approximately $3.9 million. These sensitivities are based on a change in one assumption while holding all other assumptions constant. In practice, changes in one or more assumptions may be correlated.

Key Valuation Inputs	December 31, 2025	December 31, 2024
Volatility of COMEX Silver	0.8152	0.3358	143%
Silver spot price	71.6633	31.1595	130%
Silver price forward curve	104.7020	45.4296	130%
USD /CAD foreign exchange rate	1.3706	1.4389	(5)%

The fair value of the Silver Stream derivative liability is valued using a Monte-Carlo simulation, with gains or losses recorded in the statement of net loss and comprehensive loss. As at December 31, 2025, the fair value of the Silver Stream derivative liability is US$78,258,000 ($107,260,000). The fair value of the Silver Stream derivative liability as at December 31, 2024 was US$23,917,000 ($34,414,000).

	December 31, 2025	December 31, 2024
Balance, beginning of the period	$(34,414)	$(34,295)
Portion of payment received allocated to Silver Stream	(5,867)	-
Change in fair value	(66,979)	(119)
Balance, end of the period	$(107,260)	$(34,414)